UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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James River Group Holdings, Ltd.

(Name of Registrant as Specified in Its Charter)

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Wellesley House, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08 Bermuda
April 6, 2016
Dear Shareholder:
You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of James River Group Holdings, Ltd. (the “Company”) to be held at 9:00 a.m. Atlantic Standard Time on Tuesday May 3, 2016, at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda.
We describe in detail the actions we expect to take at our Annual Meeting in the attached Notice of Annual General Meeting of Shareholders and proxy statement. Included with this proxy statement is a copy of our Annual Report for our year ended December 31, 2015. We encourage you to read our Annual Report. It includes information about our business as well as our consolidated audited financial statements.
Please use this opportunity to take part in our corporate affairs by voting on the business to come before the Annual Meeting. Whether or not you plan to attend our Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “What options are available to me to vote my shares?” in the proxy statement for additional information. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting or to vote your shares owned of record by you in person for the matters acted upon at the meeting.
We look forward to seeing you at the Annual Meeting.
Sincerely,
J. Adam Abram
Chairman of the Board of Directors and
Chief Executive Officer

Wellesley House, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08 Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 3, 2016

TIME AND DATE	9:00 a.m. Atlantic Standard Time on Tuesday May 3, 2016
PLACE	At our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda
ITEMS OF BUSINESS
(1)
Election of three Class II directors to hold office until the 2019 annual general meeting of shareholders;

(2)
The appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting of shareholders to be held in 2017, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration; and

(3)
Any other business as may properly come before the annual general meeting and any adjournments or postponements thereof.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 17, 2016.
PROXY VOTING	It is important that your shares be represented and voted at the annual general meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the annual general meeting by following the instructions in the proxy statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 3, 2016: The Notice of Annual General Meeting of Shareholders, Proxy Statement and 2015 Annual Report are available at https://materials.proxyvote.com/G5005R. These documents are first being mailed to shareholders on or about April 6, 2016.
By order of the Board of Directors,
Robert P. Myron
President and Chief Operating Officer

JAMES RIVER GROUP HOLDINGS, LTD.
Wellesley House, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08 Bermuda
PROXY STATEMENT
DATED APRIL 6, 2016
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 3, 2016

We are providing these proxy materials to you in connection with our 2016 Annual General Meeting of Shareholders, which we refer to in this proxy statement as the Annual Meeting. The Annual Meeting will be held at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda on Tuesday, May 3, 2016 at 9:00 a.m. Atlantic Standard Time. This proxy statement and our 2015 Annual Report are being made available to our shareholders beginning on or about April 6, 2016. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
FREQUENTLY ASKED QUESTIONS
Where and when will the meeting take place?
The Annual Meeting will be held at 9:00 a.m. Atlantic Standard Time on Tuesday, May 3, 2016 at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda.
What is the purpose of the Annual Meeting and these materials?
We are providing these proxy materials in connection with the solicitation by our Board of Directors (the “Board of Directors” or “Board”) of matters to be voted on at the Annual Meeting and any adjournments or postponements of the meeting.
At the Annual Meeting, you will be asked to vote on the following matters:
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the election of three Class II directors to hold office until the 2019 annual general meeting of shareholders;

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the appointment of Ernst & Young LLP, an independent accounting firm, as the Company’s independent auditor to serve until the annual general meeting of shareholders to be held in 2017, and to authorize the Board, acting by the Audit Committee, to determine the independent auditor’s remuneration; and

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any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

What is the Board of Directors’ recommendations?
Our Board of Directors recommends a vote:
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FOR the election of each of Jerry R. Masters, Janet Cowell and Ollie L. Sherman, Jr. to hold office as Class II directors until the 2019 annual general meeting of shareholders; and

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FOR the appointment of Ernst & Young LLP as the Company’s independent registered public accountants, to serve until the annual general meeting of shareholders to be held in 2017, and to authorize the Board, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Who is entitled to vote at the Annual Meeting?
Our Board of Directors has set March 17, 2016 as the record date for the Annual Meeting. All shareholders who owned common shares at the close of business on March 17, 2016 may vote at the Annual Meeting, either in person or by proxy. As of the record date, there were 28,979,663 common shares outstanding and entitled to vote.

How many votes do I have?
You have one vote for each common share that you owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other intermediary. There is no cumulative voting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Many of our shareholders hold their shares through a broker, bank or other intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record.   If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered to be the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and this proxy statement and the accompanying materials are being forwarded to you by your broker, bank or other intermediary, which is considered to be the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other intermediary on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other intermediary has enclosed a voting instruction card for you to use in directing the broker, bank or other intermediary regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.
What if I don’t vote for some of the items listed on my proxy card or voting instruction card?
If you are a record holder and return your signed proxy card in the enclosed envelope but do not mark selections, your shares will be voted in accordance with the recommendations of our Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a broker, bank or other intermediary and do not give voting instructions to the broker, bank or intermediary, then such party will determine if it has the discretionary authority to vote on the particular matter. Under the applicable rules, brokers, banks and other intermediaries have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters. A vote not cast by a broker, bank or other intermediary because it has not been voted by the beneficial owner and the broker, bank or intermediary does not have discretionary authority to vote on the particular matter is referred to as a “broker non-vote.”
Proposal 1, the election of three Class II directors to hold office until the 2019 annual general meeting of shareholders, is considered a non-routine matter, and as a result, a broker, bank or other intermediary will not be able to vote on this proposal if you are a beneficial owner and do not provide voting instructions to them.
Proposal 2, the appointment of Ernst & Young LLP as our independent auditor to serve until the annual general meeting of shareholders to be held in 2017, and the authorization of the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration is a matter considered routine under applicable rules. As a result, a broker, bank or other intermediary will be able to vote on this proposal if you are a beneficial owner and do not provide voting instructions to them.
What options are available to me to vote my shares?
Whether you hold shares directly as the shareholder of record or through a bank, broker or other intermediary, your shares may be voted at the Annual Meeting by following any of the voting options available to you below:

You may vote via the Internet.   You may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.
You may vote via the telephone.
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If you are a shareholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card that you received with the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

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Most shareholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker or other intermediary. Those shareholders should check the voting instruction form for telephone voting availability.

You may vote by mail.   You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.
You may vote in person at the Annual Meeting.   All shareholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. However, if you are the beneficial owner of shares held in street name through a bank, broker or other intermediary, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or intermediary that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.
How many votes must be present to hold the Annual Meeting?
The presence of two or more persons present in person representing, in person or by proxy, more than a majority of the common shares outstanding throughout the meeting is required for the transaction of business at the Annual Meeting. This is called a “quorum.” Your shares will be counted as being present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and “broker non-votes” will be counted as being present for the purpose of determining the presence of a quorum at the Annual Meeting. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the meeting will be adjourned to the same date one week later, at the same time and place, or to such other date, time and place as the Secretary may determine. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.
What is the vote required to pass each proposal to be presented at the Annual Meeting?
Proposal 1, the election of three Class II directors to hold office until the 2019 annual general meeting of shareholders, will be decided by a plurality of the votes cast on such proposal. This means that the three nominees for election who receive the largest number of  “FOR” votes cast will be elected as directors. Shareholders cannot cumulate votes in the election of directors. You may vote “For” or “Withhold” on this proposal.
Proposal 2, the appointment of Ernst & Young LLP as our independent auditor to serve until the annual general meeting of shareholders to be held in 2017, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration, will be decided by a simple majority of votes cast on such proposal. With respect to the selection of our auditor, you may vote “For,” “Against” or “Abstain.”
Abstentions and broker non-votes will have no effect on either Proposal 1 or Proposal 2.

What does it mean if I receive more than one set of proxy materials?
Generally, it means that you hold common shares registered in more than one account. To ensure that all of your shares are voted, please vote in the manner described above with respect to each proxy card or voting instruction card accompanying the proxy materials.
Can I change or revoke my vote after I return my proxy card or voting instruction card?
Yes. Any shareholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:
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submitting to our Secretary, before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

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timely delivery of a valid, later-dated proxy (only the last proxy submitted by a shareholder by Internet, telephone or mail will be counted); or

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attending the Annual Meeting and voting in person.

Please note that your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or other intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or other intermediary. Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker or other intermediary giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting in person.
How can I attend the Annual Meeting?
The Annual Meeting is open to all shareholders holding common shares as of the record date.
Attendance at the Annual Meeting is limited to persons who were shareholders as of the record date and admission will be on a first-come, first-serve basis. Registration and seating will begin at 8:30 a.m., Atlantic Standard Time, on the date of the Annual Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the record date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
We encourage all shareholders, even those who plan to attend the Annual Meeting, to vote in advance.
What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
A proxy is your legal designation of another person to vote on your behalf the common shares that you hold.
You can appoint the proxies recommended by our Board of Directors (J. Adam Abram, Robert P. Myron and Gregg T. Davis; see “What does solicitation of proxies mean?” below) to vote on your behalf, and give those individuals voting instructions by following the directions on the proxy card.
If you are a shareholder of record, you may also appoint another individual to represent you at the Annual Meeting by notifying our Secretary in writing before the Annual Meeting begins. Your appointed proxy must provide valid picture identification to be admitted to the Annual Meeting.
If you are a beneficial owner, please contact the broker that holds your common shares if you intend to appoint a proxy that is different from those recommended by our Board of Directors.

What does solicitation of proxies mean?
In a solicitation of proxies, one party (in this case, our Board of Directors) encourages shareholders to appoint one or more particular individuals (in this case, J. Adam Abram, our Chairman and Chief Executive Officer; Robert P. Myron, our President and Chief Operating Officer and member of the Board of Directors; and Gregg T. Davis, our Chief Financial Officer) to vote on their behalf in accordance with their instructions.
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or e-mail. They will not be paid any additional compensation for such solicitation. We will request brokers and intermediaries who hold our common shares in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
Beneficial owners will be asked to forward the proxy materials to the broker that holds their common shares. That entity will be reimbursed for its reasonable expenses incurred in connection with distributing and collecting proxy materials.
What else will happen at the Annual Meeting?
At the Annual Meeting, the only item currently on the agenda other than the election of directors and the appointment of our independent registered public accounting firm is for the shareholders to receive our financial statements and the report of our independent registered public accounting firm thereon for the year ended December 31, 2015.
How can I access James River Group Holdings, Ltd.’s proxy materials and annual report electronically?
This proxy statement and our 2015 Annual Report are available at https://materials.proxyvote.com/G5005R.
How do I find out the voting results?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be filed with the Securities and Exchange Commission (the “SEC”) within 4 business days following the Annual Meeting.
JOBS Act Explanatory Note
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on a non-binding advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of: (1) the last day of the fiscal year in which we have total annual gross revenue of  $1 billion or more; (2) December 31, 2019; (3) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (4) the date on which we are deemed to be a “large accelerated filer” under the SEC rules.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
General
Our Board of Directors is comprised of eight directors. Our Third Amended and Restated Bye-laws provide for a classified Board of Directors, with members of each class serving staggered three year terms. We have two directors in Class I whose term ends at the 2018 annual general meeting of shareholders, three directors in Class II whose term will end at the Annual Meeting and three directors in Class III whose term will end at our 2017 annual general meeting of shareholders. Except as explained under “Director Designation and Voting Arrangements,” at each succeeding annual general meeting of shareholders, successors to the class of directors whose term expires at that annual general meeting will be elected for a term of three years.
Nominees for Election as Class II Directors for a Three Year Term Continuing Until the 2019 Annual General Meeting of Shareholders
The nominees for election as Class II directors were recommended for nomination to our Board of Directors by the Nominating and Corporate Governance Committee. Unless otherwise specified in the accompanying proxy, the shares voted on the proxy will be cast for each of Jerry R. Masters, Janet Cowell and Ollie L. Sherman, Jr. to hold office as Class II directors until the 2019 annual general meeting of shareholders. Each of the nominees has consented to being named as a nominee in this proxy statement. If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our Board of Directors may reduce the number of directors. Our Board of Directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
The following table identifies the nominees for election as a Class II director at the Annual Meeting to hold office until the 2019 annual general meeting of shareholders or until his or her successor is duly elected and qualified, his or her age as of March 17, 2016, and any position he or she presently holds with the Company.
Name	Age	Position
Jerry R. Masters	57	Director
Janet Cowell	47	—
Ollie L. Sherman, Jr.	64	—
The following biographical information is furnished as to each director.
Jerry R. Masters has served as one of our directors since December 2014. Mr. Masters is a private investor. From 1991 to 2000, Mr. Masters held various executive positions within the financial organization at Microsoft Corporation, last serving as Senior Director, in which role he was responsible for external and internal financial reporting, budgeting and forecasting. From 1980 to 1991, Mr. Masters worked in the audit department of Deloitte & Touche LLP. From 2005 until August 2014, Mr. Masters served on the board of directors of TransMontaigne Partners LP, a terminaling and transportation company, and has served on the board of directors of Sandhills State Bank since 2010. Mr. Masters holds a B.S. in business administration from the University of Nebraska.
We believe Mr. Masters’ qualifications to serve on our Board of Directors include his financial and accounting knowledge, extensive financial management experience and executive management experience.
Janet Cowell has served as Treasurer of the state of North Carolina since 2009, and has a term that continues through 2016. She previously served as a member of the North Carolina State Senate from 2004 to 2008. Prior to that, she served as a member of the Raleigh city council from 2001 to 2004, and before that she worked as an independent business consultant and a securities analyst with HSBC Bank and Lehman Brothers. Ms. Cowell received a B.A. from the University of Pennsylvania, an MBA from the Wharton School of Business and an M.A. from the Lauder Institute.
We believe that Ms. Cowell’s qualifications to serve on our Board of Directors include her financial knowledge and significant investment and management experience.

Ollie L. Sherman, Jr. retired as a Managing Principal with Towers Watson in 2010. At Towers Watson, Mr. Sherman functioned as a consulting actuary and practice manager for the Company’s property and casualty division for over 25 years. Prior to joining Towers Watson, Mr. Sherman was employed by the Travelers Insurance Company for ten years where he had overall responsibility for countrywide workers’ compensation pricing. Mr. Sherman graduated from the University of Virginia with a B.S. in applied mathematics and he is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries.
We believe that Mr. Sherman’s qualifications to serve on our Board of Directors include his extensive knowledge and experience in the insurance industry and financial knowledge.
Members of our Board of Directors Whose Terms Do Not Expire at the Annual Meeting
The following table identifies the continuing members of our Board of Directors, their age as of March 17, 2016, the class each director serves in, and the positions each director presently holds with the Company.
Name	Age	Class	Position
J. Adam Abram	60	III	Chairman of the Board of Directors and Chief Executive Officer
Robert P. Myron	47	III	Director, President and Chief Operating Officer
Bryan Martin	48	I	Director
Michael T. Oakes	51	III	Director
David Zwillinger	36	I	Director
The following biographical information is furnished as to each current director:
J. Adam Abram has served as Chief Executive Officer and Non-Executive Chairman of the Board since September 2014. Mr. Abram served as our Executive Chairman of the Board from October 2012 through September 2014, and before that, Non-Executive Chairman of the Board from December 2007 to September 2012. Mr. Abram also previously served as our Chief Executive Officer from December 2007 through March 2008. Prior to this, he served as the Chairman, President and Chief Executive Officer of James River Group, Inc. (“James River Group”) from its inception in 2002 through 2007 and from March 2008 until October 2012 (during which time he periodically served in different roles at various operating units). Mr. Abram was also a founder of James River Group, and remains Chairman of the Board of this entity. Mr. Abram is also an administrator of one of our Delaware statutory trusts. Mr. Abram has served as lead independent director of the Yadkin Financial Corporation, a bank holding company (“Yadkin”), since July 2014 and, prior to that, as the Chairman of the Board of VantageSouth Bancshares, Inc., a bank holding company (“VantageSouth”), and its subsidiary bank, VantageSouth Bank, from November 2011 until its acquisition by Yadkin in July 2014. He also served as Chairman of Piedmont Community Bank Holdings, Inc., a bank holding company (“Piedmont”), since he co-founded it in 2009 until it was also acquired by Yadkin in July 2014. Mr. Abram received his B.A. from Harvard University.
We believe Mr. Abram’s qualifications to serve on our Board of Directors include his extensive experience as an executive officer and director in the insurance industry, experience as a founder of several financial services and other companies and his detailed knowledge of the Company gained from his service as Chief Executive Officer and Chairman of the Board of the Company.
Robert P. Myron has served as our President and Chief Operating Officer since September 2014 and has served as a director since December 2010. He is also an administrator of one of our Delaware statutory trusts and a director of our U.K. holding company. Mr. Myron served as our Chief Executive Officer from October 2012 to September 2014, and before that as our Chief Financial Officer from June 2010 until September 2012. Prior to that time, Mr. Myron served as Senior Vice President, Treasurer and Chief Risk Officer of The Hanover Insurance Group, Inc., a property-casualty insurance company, from 2007 until 2010, and before that, as Executive Vice President and Chief Financial Officer of Argo Group International Holdings Ltd., an insurance and reinsurance company, from August 2007 to October 2007. Prior to that,

Mr. Myron was Executive Vice President and Chief Financial Officer of PXRE Group, Ltd., a property reinsurer, from 2005 to August 2007, and before that, served as Treasurer from 2003 to 2005. Prior to PXRE, Mr. Myron was the President of Select Reinsurance Ltd., a privately-held Bermuda-based property-casualty reinsurer, from 1999 to 2003. Mr. Myron received his B.S. from Babson College. He also holds the Associate in Reinsurance designation and is a Certified Public Accountant.
We believe Mr. Myron’s qualifications to serve on our Board of Directors include his extensive experience in the financial industry, including 15 years of experience working in the property-casualty insurance and reinsurance industries and his detailed knowledge of the Company gained from his experience serving in different capacities as an executive officer of the Company.
Bryan Martin has served as one of our directors since December 2007. Mr. Martin is a managing director of D. E. Shaw & Co., L.P., a global investment and technology development firm, and head of the D. E. Shaw group’s U.S. growth and buyout private equity unit. Prior to joining the D. E. Shaw group in 2005, Mr. Martin served as a partner at J.P. Morgan Partners, LLC, a private equity division of JPMorgan Chase & Co., from 2003 until 2005. Before that, he was a partner at the Beacon Group, LLC, a private equity, strategic advisory and wealth management partnership, and co-manager of Beacon Group Energy Investors II, LP. Mr. Martin began his career as an equity analyst at Fidelity Investments, a diversified financial services company. He received a B.A. in history from Yale University and an M.B.A. from Northwestern University.
We believe Mr. Martin’s qualifications to serve on our Board of Directors include his experience in private equity and investment banking.
Michael T. Oakes has served as one of our directors since December 2007. Mr. Oakes has served as the President of Conifer Group, Inc., a consulting company, since February 2011. Prior to this, Mr. Oakes served as Executive Vice President of the Company from June 2010 until his retirement in January 2011. From December 2007 through June 2010, Mr. Oakes served as our Chief Financial Officer, and from March 2008 through June 2010, he served as our Chief Executive Officer. From 2004 through 2007, he served as Chief Financial Officer of James River Group and from 1998 until 2004, Mr. Oakes was a Managing Director in the Insurance Investment Banking Group at Keefe, Bruyette & Woods, Inc., an investment banking firm based in New York. Mr. Oakes received a B.S. in business administration with a concentration in accounting from the University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.
We believe Mr. Oakes’s qualifications to serve on our Board of Directors include his broad range of management and investment banking experience, with a focus on financial institutions and insurance companies, as well as his accounting background.
David Zwillinger has served as one of our directors since December 2007. Mr. Zwillinger is a Managing Director of D. E. Shaw & Co., L.P. and a member of the D. E. Shaw group’s U.S. growth and buyout private equity unit. Prior to joining the D. E. Shaw group in 2005, Mr. Zwillinger was an associate at J.P. Morgan Partners, LLC. Prior to that, he was a member of the mergers and acquisitions group at Merrill Lynch & Co., Inc., a global securities and financial services firm. Mr. Zwillinger graduated from Rutgers College with a B.A. in economics and earned a B.S. in finance from Rutgers Business School.
We believe Mr. Zwillinger’s qualifications to serve on our Board of Directors include his experience in private equity and investment banking.
There are no family relationships among any of our directors or executive officers.
Director Designation and Voting Arrangements
Pursuant to our bye-laws, so long as D. E. Shaw CF-SP Franklin, L.L.C., D. E. Shaw CH-SP Franklin, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C. (the “D. E. Shaw Affiliates”) collectively beneficially continuously own shares representing at least (1) 25% of our outstanding common shares, the D. E. Shaw Affiliates shall have the right to designate two directors to the Board of Directors and (2) 10% (but less than 25%) of the outstanding common shares, the D. E. Shaw Affiliates shall have the right to designate one director to the Board of Directors. Pursuant to this right, each of Messrs. Martin and Zwillinger were designated by the D. E. Shaw Affiliates to serve as a Class I director.

Additionally, so long as the D. E. Shaw Affiliates collectively own more than 20% of our outstanding common shares, the D. E. Shaw Affiliates shall not have the right to vote their shares with respect to the election of certain designated directors and their successors (“Excluded Directors”). If the Board of Directors consists of an even number of directors, the number of Excluded Directors will be the number representing 50% of the Board of Directors. If the Board of Directors consists of an odd number of directors, the number of Excluded Directors will be the minimum number of directors that represents a majority of the Board of Directors. The Excluded Directors, who were designated as such by our Board of Directors, are Messrs. Masters, Abram, Myron and Sandler. As Mr. Sandler is not standing for re-election as a Class II director, Ms. Cowell, as successor to Mr. Sandler, will be considered an Excluded Director for the election of directors at the Annual Meeting.
As a result of Mr. Masters’ and Ms. Cowell’s status as Excluded Directors for the election of Class II directors, the D. E. Shaw Affiliates are not permitted to vote the shares they own and over which they have voting power in the election of such nominees. However, Messrs. Abram, Myron, Oakes and Davis will be permitted to vote the D. E. Shaw shares which are subject to an irrevocable proxy granted to each of them by the D. E. Shaw Affiliates. See “Securities Ownership of Certain Beneficial Owners” for additional information regarding the grant of irrevocable proxies by the D. E. Shaw Affiliates to Messrs. Abram, Myron, Oakes and Davis.
Director Independence
We have reviewed the independence of the persons who serve as our directors and nominees for election as directors using the NASDAQ Stock Market independence standards. Based on this review, we have determined that Messrs. Martin, Masters, Pelosky, Sandler and Zwillinger are independent, as are our nominees for election as a director, Ms. Cowell and Mr. Sherman.
Committees of our Board of Directors
Each director attended at least 75% of the aggregate meetings of our Board of Directors and committees that he served on during 2015 while he was in office, except for Messrs. Martin and Zwillinger. During 2015, our Board of Directors met 3 times.
Our Board of Directors has established four standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Committee. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under its own written charter, which charters comply with the applicable rules and regulations of the SEC and the NASDAQ Stock Market. Copies of the charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee are available on our website at http://www.JRGH.net. The Investment Committee also operates under a written charter, which was adopted in February 2016 and is available on our website.
The membership of each committee and the function of each of the committees are described below.
Audit Committee
During 2015, our Audit Committee met five times and consisted of Messrs. Masters (Chairman), Pelosky and Sandler. If elected to the Board of Directors at the Annual Meeting, we expect to appoint Ms. Cowell and Mr. Sherman as members of the Audit Committee.
Our Board of Directors has determined that our current members of the Audit Committee as well as Ms. Cowell and Mr. Sherman are independent and meet the requirements for financial literacy under applicable rules and regulations of the SEC and the NASDAQ Stock Market. Mr. Masters has been identified by our Board of Directors as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K.
The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities relating to:
•
the integrity of our financial statements and our financial reporting process;

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internal and external auditing and the independent registered public accounting firm’s qualifications and independence;

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the performance of an internal audit function and our independent registered public accounting firm;

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the integrity of our systems of internal accounting and financial controls; and

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our compliance with legal and regulatory requirements.

In so doing, the Audit Committee is responsible for maintaining free and open communication between the committee, the independent registered public accounting firm and our management. In this role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of our Company and has the power to retain outside counsel or other experts for this purpose.
The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee meets in executive session with the independent registered public accounting firm at least quarterly.
The Audit Committee is responsible for approving all transactions with related persons. Annually, the Audit Committee reviews and approves or ratifies a summary of transactions with related persons as prepared by management. To the extent any new transactions may arise during the course of the year, management discusses such transactions with the Audit Committee. A further description of the Audit Committee’s role in reviewing related party transactions is set forth in this proxy statement under “Certain Relationships and Related Transactions.”
Compensation Committee
During 2015, our Compensation Committee consisted of Messrs. Martin (Chairman), Pelosky and Zwillinger. The Compensation Committee met three times in 2015. If elected to the Board of Directors at the Annual Meeting, we expect to appoint Mr. Masters as a member of the Compensation Committee.
Our Board of Directors has determined that our current members of the Compensation Committee are independent under applicable rules and regulations of the SEC and the NASDAQ Stock Market. The Compensation Committee assists our Board of Directors with reviewing the performance of our management in achieving corporate goals and objectives and assuring that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Compensation Committee, among other responsibilities, makes recommendations to our Board of Directors regarding director and executive officer compensation, equity-based compensation plans and executive benefit plans. In determining compensation recommendations to the Board of Directors, the Compensation Committee consults with our Chief Executive Officer and President and Chief Operating Officer. The Compensation Committee also administers the Company’s incentive plans.
Until the earlier of   (1) the D. E. Shaw Affiliates collectively beneficially ceasing to own at least 20% of our outstanding common shares, and (2) December 17, 2017, a director designated by the D. E. Shaw Affiliates will be entitled to serve as chair of the Compensation Committee.
Nominating and Corporate Governance Committee
During 2015, our Nominating and Corporate Governance Committee consisted of Messrs. Zwillinger (Chairman) and Martin. The Nominating and Corporate Governance Committee did not meet in 2015. In 2016, the Nominating and Corporate Governance Committee acted by written consent to recommend for nomination our three nominees for election as Class II directors to our Board of Directors.
Our Board of Directors has determined that our current members of the Nominating and Corporate Governance Committee are independent under applicable rules and regulations of the SEC and the NASDAQ Stock Market. Among other responsibilities, the Nominating and Corporate Governance

Committee identifies individuals qualified to become board members, recommends to the Board of Directors the director nominees for the next annual general meeting of shareholders and recommends to the Board of Directors individuals from time to time to fill vacancies on the Board of Directors.
The Nominating and Corporate Governance Committee determines the qualifications, qualities, skills and other expertise required to be a director and develops and recommends such criteria to the Board of Directors for its approval (the “Director Criteria”). In evaluating a candidate for director, the committee may consider, in addition to the Director Criteria and such other criteria as the committee considers appropriate under the circumstances, whether a candidate possesses the integrity, judgment, knowledge, experience, skills, expertise, and viewpoints that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties. The committee may take into account the satisfaction of any independence requirements imposed by law or regulation and a candidate’s diversity. The committee has authority to retain and terminate any search firm to be used to identify director candidates and to approve the search firm’s fees and other retention terms and may obtain advice and assistance from internal or external legal, accounting and other advisors as it deems necessary to fulfill its duties and responsibilities.
The Nominating and Corporate Governance Committee may consider candidates recommended by any of the Company’s shareholders. In considering any such candidate, the committee may use the Director Criteria and such other criteria as the committee considers appropriate under the circumstance to evaluate any such candidate. For details on how stockholders may submit nominations for directors, see “Other Matters.”
Investment Committee
During 2015, our Investment Committee consisted of Messrs. Oakes (Chairman), Martin, Abram and Myron. The Investment Committee met three times in 2015. The Investment Committee establishes and oversees the implementation of our overall investment policy.
Compensation Committee Interlocks and Insider Participation
During 2015, our Compensation Committee consisted of Messrs. Martin (Chairman), Pelosky and Zwillinger. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Messrs. Martin and Zwillinger are executive officers of D. E. Shaw & Co., L.P., an affiliate of the D. E. Shaw Affiliates. For a description of related party transactions that we are party to with affiliates of the D. E. Shaw Affiliates, please see “Certain Relationships and Related Transactions — Related Party Transactions.”
Code of Conduct
We have a Code of Conduct (the “Code of Conduct”) applicable to our directors, officers and employees that complies with the requirements of applicable rules and regulations of the SEC and the NASDAQ Stock Market. This code is designed to deter wrongdoing and to promote:
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honest and ethical conduct, including the ethical handling of avoiding actual or apparent conflicts of interest between personal and professional responsibilities to the Company;

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full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us, as well as communications with insurance and other regulators;

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compliance with applicable governmental laws, rules and regulations;

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prompt reporting of violations of the Code of Conduct to the Chairman of our Audit Committee; and

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accountability for adherence to the Code of Conduct.

Our Code of Conduct is available on the investor relations portion of our website.
Attendance at Annual General Meetings
We encourage each member of our Board of Directors to attend the annual general meeting of shareholders. All of our directors attended our 2015 annual general meeting of shareholders.
Communications with our Board of Directors
Any shareholder that desires to communicate directly with our Board of Directors, or any committee thereof, or one or more individual directors may do so by addressing the communication to our Secretary at James River Group Holdings, Ltd., c/o Codan Services Limited, Clarendon House, P.O. Box 1022, Hamilton HM 12, Bermuda, with a request to forward the communication to the intended recipient. The outside of the envelope should be clearly marked “Director Communication.” All such correspondence will be forwarded to the relevant director or group of directors, except for items unrelated to the functions of the board, including business solicitations or advertisements.
Director Compensation
The following table sets forth information concerning compensation earned by our non-employee directors in the year ended December 31, 2015.
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Bryan Martin	75,000	—	—	—	75,000
Jerry R. Masters	100,000	—	—	—	100,000
Michael T. Oakes	75,000	—	—	150,000(1)	225,000
R.J. Pelosky, Jr.	75,000	—	—	—	75,000
Thomas R. Sandler	75,000	—	—	—	75,000
David Zwillinger	75,000	—	—	—	75,000

(1)
Represents consulting fees paid to a corporation wholly-owned by Mr. Oakes for consulting services that he provided to the Company.

Director Compensation Policy
Our non-employee directors receive cash compensation in the amount of  $75,000 per year, payable in four equal installments at the beginning of each quarter. Our non-employee directors also receive a grant of restricted share units (“RSUs”) with a grant date value of approximately $25,000 per year. The awards of RSUs which are made from the James River Group Holdings, Ltd. 2014 Non-Employee Director Incentive Plan, vest in full on the first anniversary of the date of the grant. Our non-employee directors received their initial equity grants at the time of completion of the initial public offering of our common shares (the “IPO”) in December 2014. As a result, no additional equity grants were made to our non-employee directors in 2015.
In addition, to the above compensation, the Chairman of our Audit Committee is paid cash compensation in the amount of  $25,000 per year for service in such capacity. This amount is payable in four equal installments at the beginning of each quarter. No other committee chairman or committee member receives additional compensation for such service.
In accordance with instructions from the D. E. Shaw group and Messrs. Martin and Zwillinger, the cash portion of the director compensation earned by Messrs. Martin and Zwillinger is being paid to entities within the D. E. Shaw group.

EXECUTIVE OFFICERS
Executive Officers
The following table identifies each of our executive officers and their age as of March 17, 2016:
Name	Age	Position
J. Adam Abram	60	Chairman of the Board and Chief Executive Officer
Robert P. Myron	47	Director, President and Chief Operating Officer
Gregg T. Davis	58	Chief Financial Officer
Richard Schmitzer	60	President and Chief Executive Officer of the Excess and Surplus Lines segment
Steven J. Hartman	51	President and Chief Executive Officer of the Specialty Admitted Insurance segment
Dennis Johnson	67	President and Chief Underwriting Officer of the Casualty Reinsurance segment
The following biographical information is furnished regarding each of our executive officers, excluding Messrs. Abram and Myron, whose biographical information is included in the section “Board of Directors and Corporate Governance.”
Gregg T. Davis is our Chief Financial Officer and has served in this capacity since October 2012. Mr. Davis has also served as Chief Financial Officer of James River Group, our U.S. holding company, since April 2006, and serves as a director and officer of our U.K. holding company and U.S.-domiciled subsidiaries. Mr. Davis is also a trustee or administrator of four of our Delaware statutory trusts. Mr. Davis has been the Chief Financial Officer of various insurance companies since 1992, including those run by Mr. Abram, excluding the period from 2002 to 2005, during which period he was the Chief Financial Officer and then Chief Executive Officer of a pharmaceutical informatics company. Mr. Davis graduated from Fordham University with a degree in accounting. He is a Certified Public Accountant and an alumnus of Ernst & Young LLP (New York), an independent registered public accounting firm.
Richard Schmitzer has served as the President and Chief Executive Officer and a director of James River Insurance Company (“James River Insurance”) and our other subsidiaries in our Excess and Surplus Lines segment since March 2010. He joined James River Insurance in July 2009 as Senior Vice President and Chief Underwriting Officer. Prior to that, Mr. Schmitzer served nineteen years at Scottsdale Insurance Company, a subsidiary of Nationwide Mutual, where he served in a variety of underwriting and underwriting management roles, most recently as Vice President of Brokerage, Professional Liability and Programs. Mr. Schmitzer received his B.S. in business administration from Central Michigan University.
Steven J. Hartman has served as President, Chief Executive Officer and a director of Falls Lake National Insurance Company and our other subsidiaries in our Specialty Admitted Insurance segment since joining the Falls Lake Insurance group in May 2012. Prior to this, he served as Senior Vice President of IAT Group, a marketing, underwriting and claims office for a group of property-casualty insurance companies, from August 2011 to May 2012. Prior to that, Mr. Hartman served as Director at Arch Reinsurance Company, a specialty casualty underwriter, from June 2002 to May 2011. Mr. Hartman served as Senior Vice President at Gerling Global Reinsurance Corporation of America from 1998 to 2002. Before that, Mr. Hartman served as Senior Vice President and Chief Underwriting Officer and a member of the board of directors of Constitution Reinsurance Company from 1997 until its acquisition by Gerling Global Reinsurance Corporation of America, and prior to that, as Vice President of Transatlantic Reinsurance Company from 1992 to 1997. Mr. Hartman received his B.A. from Wabash College.
Dennis Johnson has served as President and Chief Underwriting Officer of JRG Reinsurance Company, Ltd., our subsidiary that comprises the Casualty Reinsurance segment, since January 2012. Prior to this, Mr. Johnson was employed by QBE Reinsurance Corp., the reinsurance division of QBE Insurance Group, from 2007 through 2012, having last served as Vice President and Casualty Treaty Manager. Prior to that, Mr. Johnson served as Vice President and Casualty Treaty Manager at Great Lakes American Reinsurance Company from 1991 to 1997. Prior to that, Mr. Johnson served as Assistant Vice President at National Reinsurance Corporation. Mr. Johnson received his M.B.A. in finance from Long Island University.

Appointment of Certain Executive Officers
Pursuant to our bye-laws, until the earlier of  (1) the D. E. Shaw Affiliates collectively beneficially ceasing to own at least 20% of our outstanding common shares, and (2) December 17, 2017, our Board of Directors is not permitted to appoint, remove, terminate or replace our Chairman of the Board, Chief Executive Officer or Chief Operating Officer without the approval of a director designated by the D. E. Shaw Affiliates.
Compensation of the Named Executive Officers
The main components of the Company’s annual compensation of its executive officers consists of base salary, a discretionary annual bonus and annual long-term equity incentive awards. Our Compensation Committee consults with our Chief Executive Officer and President and Chief Operating Officer in making compensation determinations. The Compensation Committee then makes recommendations to our Board of Directors for ultimate determination.
Summary Compensation Table
The Summary Compensation Table below shows the compensation for the Company’s principal executive officers and two other highest paid executive officers during the 2015 fiscal year. For each executive officer, compensation information is provided for the 2015 and 2014 fiscal years. We refer to each of the officers named in the Summary Compensation Table as our named executive officers.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus(1)	Share Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
		($)	($)	($)	($)	($)	($)
J. Adam Abram, Chief Executive Officer and Chairman of the Board	2015	800,000	800,000	—	—	15,900	1,615,900
	2014	1,040,000	1,953,548	4,999,995	1,043,772	15,600	9,052,915
Robert P. Myron, President and Chief Operating Officer	2015	600,000	600,000	—	—	205,261	1,405,261
	2014	676,000	2,355,273	999,999	521,888	467,236	5,020,396
Richard Schmitzer, President and Chief Executive Officer Excess and Surplus Lines segment	2015	482,040	500,000	—	—	99,900	1,081,940
	2014	468,000	1,699,968	500,010	391,415	85,600	3,144,993
Gregg T. Davis, Chief Financial Officer	2015	350,000	350,000	—	—	15,900	715,900
	2014	390,000	1,344,885	500,010	221,800	15,600	2,472,295

(1)
For the 2015 fiscal year, the amount earned by each named executive officer represents a discretionary annual bonus. The annual bonus was paid prior to March 15, 2016 with the exception of the annual bonus for Mr. Schmitzer of which two-thirds was paid prior to March 15, 2016, and the remainder will be paid prior to March 15, 2017, provided that Mr. Schmitzer is still employed with the Company on the date of payment.

For the 2014 fiscal year, the amount earned by Messrs. Abram, Myron, Schmitzer and Davis is comprised of a discretionary annual bonus of   $300,000, $600,000, $468,000 and $400,000, respectively, and a special bonus of  $1,653,548, $1,755,273, $1,231,968 and $944,885, respectively, from the bonus pool established under our Amended and Restated Equity Incentive Plan in connection with our IPO. The annual bonus was paid prior to March 15, 2015, with the exception of the annual bonus for Mr. Schmitzer, of which two-thirds was paid prior to March 15, 2015, and the remainder will be paid by March 15, 2016, provided that Mr. Schmitzer is still employed with the Company on the date of payment. With regard to the special bonus, one-third was paid in December 2015, and the remainder is payable in December 2016 so long as the recipient complies with certain non-compete and non-solicitation requirements (see “— Bonuses — 2014 Special Bonus”).
(2)
During the 2015 fiscal year, no equity awards were made to our named executive officers. Equity awards were granted to such officers in December 2014 at the time of completion of our IPO.

(3)
The following table sets forth the compensation reflected in this “All Other Compensation” column:

All Other Compensation
Name	401(k) Plans	Transportation	Housing	Taxes	Retention Award	Total All Other Compensation
	($)	($)	($)	($)	($)	($)
J. Adam Abram	15,900	—	—	—	—	15,900
Robert P. Myron	15,900	21,400(a)	162,961(b)	5,000(c)	—	205,261
Richard Schmitzer	15,900	—	—	—	84,000(d)	99,900
Gregg T. Davis	15,900	—	—	—	—	15,900

(a)
This amount represents travel costs incurred by Mr. Myron, including commercial and private aircraft travel to and from Bermuda. Commercial aircraft charges are based on the actual cost of airfare. Private aircraft charges are based on the incremental cost to the Company.

(b)
This amount represents the cost of housing and utilities in Bermuda paid or reimbursed by the Company.

(c)
This amount represents payment of Bermuda social security taxes on behalf of Mr. Myron and reimbursement of all taxes incurred with respect to (a) transportation allowance, (b) housing allowance, (c) tax reimbursement payments, and (d) tax return preparation services.

(d)
Represents amount of retention award vesting in 2015 pursuant to the James River Management Company, Inc. Leadership Recognition Program.

Narrative Disclosure to Summary Compensation Table
Employment Agreements
Each of our named executive officers is a party to an employment agreement with us. Under the employment agreements, each named executive officer is entitled to an annual base salary and is eligible for discretionary bonuses based upon the named executive officer’s performance during the applicable fiscal year. In addition, each executive is entitled to participate in all retirement, disability, pension, savings health and other benefit plans available to our executives.
J. Adam Abram
The Company and our subsidiary, James River Group, are parties to an employment agreement with Mr. Abram, which became effective on the date of completion of the IPO (the “Effective Date”). The term of Mr. Abram’s employment agreement is for 18 months, which commenced on the Effective Date, and shall automatically renew for 18-month periods unless either the Company or Mr. Abram shall give 180 days’ written notice that such party does not intend to renew the term. In addition to his salary and eligibility for a discretionary bonus, the employment agreement provides that Mr. Abram is eligible to participate in any long-term incentive plan of the Company, and that any bonus and other incentive compensation paid to Mr. Abram shall be subject to clawback or forfeiture as required by the Board of Directors to comply with applicable law. Mr. Abrams’ employment agreement provides that we will make available temporary housing or a customary housing allowance (the “Housing Benefit”) approved by our Board of Directors to the extent that Mr. Abram is required to provide services in Bermuda. Additionally, Mr. Abram’s employment agreement provides that we will provide him with tax gross-up payments for any U.S. or Bermuda taxes resulting from the Housing Benefit or other Bermuda tax payments that he may be subject to with respect to any payments or benefits that he is entitled to under his employment agreement (“Abram Gross-up Payment”). Also, pursuant to his employment agreement, Mr. Abram is permitted to travel on chartered aircraft in connection with the performance of his duties, which aircraft may be owned through a corporation owned by Mr. Abram and is managed by an aircraft management company in which Mr. Abram does not have an ownership interest. Any lease rates for use of chartered aircraft must be no higher than lease rates charged by the aircraft management company to unrelated third parties.
Mr. Abram’s employment agreement provides for him to receive severance benefits depending upon the circumstances of the termination of his employment. If Mr. Abram’s employment is terminated by us for “cause” or by him without “good reason” (as such terms are defined in Mr. Abram’s employment agreement), if he elects to have the term of his employment agreement expire in connection with the termination of his employment, or if his employment terminates as a result of his death or disability, then Mr. Abram shall only be entitled to receive (1) payment for any accrued but unpaid annual base salary and unused vacation, (2) reimbursement of reasonable expenses incurred prior to the termination date, and (3) any accrued but unpaid Abram Gross-up Payments (collectively, the “Abram Accrued Obligations”).
If we terminate Mr. Abram’s employment without cause, we elect to have the term of his employment agreement expire in connection with the termination of his employment, or if Mr. Abram’s resigns for good reason, then Mr. Abram shall receive (1) the Abram Accrued Obligations and (2) upon execution of a mutual release in a form mutually acceptable, (a) a gross amount equal to $83,333.33 per month, subject to any applicable deductions and withholdings and paid in accordance with our normal payroll practices, for a period of 36 months from the termination date (the “Periodic Payment”), (b) continuation at our expense of all plans, insurance policies and other benefits for a period of 12 months from his termination date, and (c) any discretionary bonus to which he is entitled on the termination date, to be paid in a lump sum. In the event that Mr. Abram violates the confidentiality or non-compete provisions in his employment agreement during the 18-month period following the date of termination of his employment, then, with the exception of the Abram Accrued Obligations, the above payments or benefits shall cease, and Mr. Abram shall return any amount paid to him for such obligations.
Robert P. Myron
We are party to an employment agreement with Mr. Myron, which employment agreement became effective on the Effective Date. The initial term of Mr. Myron’s employment agreement was for one year commencing on the Effective Date. The employment agreement provides for automatic renewals for one-year periods unless either the Company or Mr. Myron gives 60 days’ written notice that such party does not intend to renew the term. No party to Mr. Myron’s employment agreement provided such notice and accordingly, the term extended to December 17, 2016. The employment agreement provides that Mr. Myron is eligible to participate in any long-term incentive plan of the Company, and that any bonus and other incentive compensation paid to Mr. Myron shall be subject to clawback or forfeiture as required by the Board of Directors to comply with applicable law. Mr. Myron’s employment agreement provides that he shall receive up to $12,000 a month to reimburse him for his housing costs for living in Bermuda during the term of the employment agreement. Additionally, pursuant to his employment agreement, Mr. Myron is entitled to receive tax equalization gross-up payments or other Bermuda tax payments that he may be subject to with respect to any payments or benefits that he is entitled to under his employment agreement to reimburse him for any Bermuda taxes imposed upon him (the “Tax Equalization Payments”).
Mr. Myron’s employment agreement provides for him to receive severance benefits depending upon the circumstances of termination of his employment. If Mr. Myron’s employment is terminated by us for “cause” or by him without “good reason” (as such terms are defined in Mr. Myron’s employment agreement), if he elects to have the term of his employment agreement expire in connection with the termination of his employment, or if his employment terminates as a result of his death or disability, then Mr. Myron shall only be entitled to receive (1) payment for any accrued but unpaid annual base salary and unused vacation, (2) reimbursement of reasonable expenses incurred prior to the termination date, and (3) any accrued but unpaid Tax Equalization Payments (collectively, the “Myron Accrued Obligations”).
If we terminate Mr. Myron’s employment without cause, we elect to have the term of his employment agreement expire in connection with the termination of his employment, or if Mr. Myron resigns for good reason, then Mr. Myron shall receive (1) the Myron Accrued Obligations and (2) upon execution of a general release in our favor, (a) a gross amount equal to his base salary in effect on the termination date, divided by 12 and less any applicable deductions and withholdings, which amount shall be paid in accordance with our normal payroll practices, for a period of 36 months from the termination date,

(b) continuation at our expense of all employee benefit insurance plans for a period of 12 months from his termination date, and (c) any discretionary bonus to which he is entitled on the termination date, to be paid in a lump sum. In the event that Mr. Myron violates the confidentiality or non-compete provisions in his employment agreement during the 18-month period following the date of termination of his employment, then, with the exception of the Myron Accrued Obligations, the above payments or benefits shall cease, and Mr. Myron shall return any amount paid to him for such obligations.
Richard Schmitzer
James River Group and two of its subsidiaries, James River Insurance and James River Management Company, Inc. (“JRMC”), are parties to an employment agreement with Mr. Schmitzer. The initial term of his employment agreement was for a three-year period ending November 1, 2014. The term of Mr. Schmitzer’s employment renews automatically for successive one-year periods unless James River Group or Mr. Schmitzer provides at least 60 days’ prior written notice that the employment agreement is to be terminated. No party to Mr. Schmitzer’s employment agreement provided such notice, and, accordingly, Mr. Schmitzer’s employment term extended until November 1, 2016.
In addition to his salary and eligibility for a discretionary bonus, Mr. Schmitzer’s employment agreement provides that he may participate in the Company’s equity incentive plans. Mr. Schmitzer’s employment agreement also provides for him to receive severance benefits depending upon the circumstances of the termination of his employment. If Mr. Schmitzer’s employment is terminated by us for “cause” or by him without “good reason” (as such terms are defined in Mr. Schmitzer’s employment agreement), if he elects to have the term of his employment agreement expire in connection with the termination of his employment, or if his employment terminates as a result of his death or disability, then Mr. Schmitzer shall only be entitled to receive (1) payment for any accrued but unpaid annual base salary and unused vacation, and (2) reimbursement of reasonable expenses previously incurred prior to the termination date (collectively, the “Schmitzer Accrued Obligations”).
If Mr. Schmitzer’s employment is terminated without cause, we elect to have the term of his employment agreement expire in connection with the termination of his employment, or if Mr. Schmitzer resigns for good reason, then Mr. Schmitzer shall receive (1) the Schmitzer Accrued Obligations and (2) upon execution of a general release in our favor, (a) a gross amount equal to his base salary in effect on the termination date, which amount shall be paid in accordance with JRMC’s normal payroll practices, for a period to be determined based upon the circumstances of Mr. Schmitzer’s employment termination (the “Salary Continuation Period”), (b) continuation at JRMC’s expense of all employee benefit insurance plans for a period of 12 months after his termination date, and (c) any unpaid discretionary bonus for the prior fiscal year to which he is entitled on the termination date, to be paid in a lump sum. In the event that Mr. Schmitzer violates the confidentiality or non-compete provisions in his employment agreement during the 18-month period following the date of termination of his employment (which period is only 12 months if Mr. Schmitzer’s employment terminated as a result of our election to allow the term of his employment agreement to expire in connection with the termination of his employment) then, with the exception of the Schmitzer Accrued Obligations, the above payments or benefits shall cease, and Mr. Schmitzer shall return any amount paid to him for such obligations.
The Salary Continuation Period for which Mr. Schmitzer is entitled to receive an amount equal to his base salary in effect on his employment termination date is determined as follows:
•
if we terminate his employment without cause or Mr. Schmitzer terminates his employment for good reason, in either case before a change in control or more than 12 months after a change in control, then the Salary Continuation Period shall be 18 months;

•
if we terminate his employment without cause or Mr. Schmitzer terminates his employment for good reason, in either case within 12 months after the occurrence of a change in control, then the Salary Continuation Period shall be 36 months;

•
if we elect to have the term of his employment agreement expire in connection with the termination of his employment before a change in control or more than 12 months after a change in control, then the Salary Continuation Period shall be 12 months; or

•
if we elect to have the term of his employment agreement expire in connection with the termination of his employment within 12 months after the occurrence of a change in control, then the Salary Continuation Period shall be 24 months.

A change in control is generally defined under Mr. Schmitzer’s employment agreement as any of  (1) the acquisition by any person, entity or group of 40% or more of the total combined voting power of our then outstanding voting securities (excluding acquisitions by the D. E. Shaw Affiliates or their affiliates, or any affiliate of ours); (2) our merger, consolidation or purchase of our stock, or similar transaction, resulting in persons who were shareholders of ours immediately prior to such transaction not owning more than 60% of our combined voting power immediately after such transaction; (3) our liquidation or dissolution (excluding any such action for restructuring or reorganization, as a result of which persons that are our shareholders immediately thereafter own more than 40% of the combined voting power entitled to vote generally in the election of directors of the entity that owns, directly or indirectly substantially all of our assets following such action); or (4) the sale, transfer or other disposition of all or substantially all of our assets to one or more persons or entities that are not immediately prior to such transaction our affiliates, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.
Gregg T. Davis
We are party to an employment agreement with Mr. Davis, which employment agreement became effective on the Effective Date. The initial term of Mr. Davis’ employment agreement was for one year commencing on the Effective Date. The employment agreement provides for automatic renewals for one-year periods unless either the Company or Mr. Davis gives 60 days’ written notice that such party does not intend to renew the term. No party to Mr. Davis’ employment agreement provided such notice and accordingly, the term extended to December 17, 2016. In addition to his salary and eligibility for a discretionary bonus, Mr. Davis’ employment agreement provides that Mr. Davis is eligible to participate in any long-term incentive plan of the Company, and that any bonus and other incentive compensation paid to Mr. Davis shall be subject to clawback or forfeiture as required by the Board of Directors to comply with applicable law.
Mr. Davis’ employment agreement provides for him to receive Tax Equalization Payments as well as severance benefits depending upon the circumstances of termination of his employment. If Mr. Davis’ employment is terminated by us for “cause” or by him without “good reason” (as such terms are defined in Mr. Davis’ employment agreement), if he elects to have the term of his employment agreement expire in connection with the termination of his employment, or if his employment terminates as a result of his death or disability, then Mr. Davis shall only be entitled to receive (1) payment for any accrued but unpaid annual base salary and unused vacation, (2) reimbursement of reasonable expenses incurred prior to the termination date, and (3) any accrued but unpaid Tax Equalization Payments (collectively, the “Davis Accrued Obligations”).
If we terminate Mr. Davis’ employment without cause, we elect to have the term of his employment agreement expire in connection with the termination of his employment, or if Mr. Davis resigns for good reason, then Mr. Davis shall receive (1) the Davis Accrued Obligations and (2) upon execution of a general release in our favor, (a) a gross amount equal to his base salary in effect on the termination date, divided by 12 and less any applicable deductions and withholdings, which amount shall be paid in accordance with our normal payroll practices, for a period of 36 months from the termination date, (b) continuation at our expense of all employee benefit insurance plans for a period of 12 months from his termination date, and (c) any discretionary bonus to which he is entitled on the termination date, to be paid in a lump sum. In the event that Mr. Davis violates the confidentiality or non-compete provisions in his employment agreement during the 18-month period following the date of termination of his employment, then, with the exception of the Davis Accrued Obligations, the above payments or benefits shall cease, and Mr. Davis shall return any amount paid to him for such obligations.
Annual Salary
For the 2015 fiscal year, the Compensation Committee, at management’s recommendation, approved and recommended to the Board of Directors a reduction of Messrs. Abram, Myron and Davis’ annual base salaries. The Board of Directors approved the reduction of Messrs. Abram, Myron and Davis’ annual base salary to $800,000, $600,000 and $350,000, respectively, reflecting a reduction of  $240,000, $76,000 and $40,000, respectively. Management’s recommendation regarding the annual base salary reductions was based upon their view that short-term and longer-term incentive compensation (in the form of bonuses and equity grants) should comprise a larger portion of management’s total compensation, as this is intended to more closely align management’s interests with those of our shareholders.
For the 2015 fiscal year, Mr. Schmitzer received a three percent raise in his annual base salary, increasing his base pay from $468,000 to $482,040.
Bonuses
2015 Discretionary Cash Bonus
Our Compensation Committee reviewed the 2015 performance of our executive officers and recommended to the Board a discretionary bonus grant based upon such review. The Board considered the Compensation Committee’s recommendations and granted them as proposed.
James River Management Company, Inc. Retention Program
The James River Management Company, Inc. Leadership Recognition Program (the “Program”) was adopted by JRMC, effective as of September 30, 2011, to help attract and retain key employees of JRMC and its affiliates. As of December 31, 2015, there were 13 participants in the Program, including Mr. Schmitzer. Under the Program, the Chief Executive Officer of James River Group (or with respect to executive officers of the Company, our Board of Directors upon recommendation of the Compensation Committee) selects the employees who participate in the Program and determines the annual dollar amount to be credited to each participant’s account under the Program. The dollar amount credited to a participant’s account under the Program each year is paid to the participant in five (5) equal installments, commencing as of the end of the second plan year beginning after the year in which the amount was credited to the participant’s account. Participants must be employed at the time of payment of an installment to be entitled to receive the payment, unless the participant retires after attaining age 65 and performing 10 years of continuous service (a “Retirement”), in which event such participant does not need to remain employed to receive payment (provided the participant enters into a noncompetition and nonsolicitation agreement with the Company). In the event of a Retirement, in lieu of the payment schedule described above, amounts remaining credited to a participant’s account will be paid in three equal, annual installments. Additionally, in the event of a change of control (generally defined to mean a change in ownership or control of JRMC or a change of ownership of a substantial portion of JRMC’s assets), amounts credited to each participant’s account will be payable in three equal, annual installments commencing as of the first plan year ending on or after the date of the change of control, provided that the participant remains employed by the Company or an affiliate, dies after having met the age and service criteria for Retirement, terminates employment due to Retirement (provided, that the participant enters into a noncompetition and nonsolicitation agreement with the Company) or is terminated without cause (as defined in the Program). Payments to be made due to a participant’s separation from service from the Company or an affiliate will not be made earlier than six months from the date of such separation. All amounts credited to a participant’s account remain unvested until paid and may be reduced, modified or terminated at the sole discretion of the Company. The Company may amend, modify or terminate the Program at any time and no amounts are vested thereunder, unless the Company determines as part of a termination to vest amounts under the Program. Except as otherwise stated above, the Program is administered by James River Group.
2014 Special Bonus
Prior to our IPO, our only equity plan was the Amended and Restated Equity Incentive Plan, adopted in 2009 (the “2009 Plan”). The 2009 Plan provided for the grant of restricted shares, incentive and non-qualified share options, share appreciation rights and deferred share units to executives, officers, or other employees of ours and our subsidiaries, as well as non-employee directors. There were 4,031,500 common shares authorized for issuance under the 2009 Plan, and immediately prior to the IPO, there were options to acquire 2,161,250 common shares outstanding.

In connection with the IPO, our Board of Directors and our shareholders each approved a modification of the 2009 Plan that provided that (1) all options outstanding on the date of completion of the IPO would remain outstanding in accordance with their terms, other than (a) adjustments to reflect a share conversion, pursuant to which, all of our Class A common shares were converted to common shares on a 1 to 50 basis, and (b) none of the options would be exercisable for a six month period following the completion of the IPO, and (2) no further equity-based grants would be made under the plan, but the unallocated awards would be converted into a cash bonus pool. The cash bonus pool was allocated pro rata to the persons holding outstanding options based on their relative option holdings. The amount of the cash bonus pool was determined based upon the difference between the public offering price of the common shares in the IPO and the weighted average strike price of the outstanding options. Bonus awards are payable in installments, with the first installment paid in December 2015, and the second installment to be paid in December 2016; provided, that the recipient had neither competed with us nor solicited our employees to leave their employment prior to the payment date.
Awards made to the named executive officers during 2014 pursuant to the cash bonus pool are included in the bonus column of the Summary Compensation Table.
Long-Term Equity Awards
We award long-term equity awards to align management’s interests with those of our shareholders. In 2015, we did not make any equity awards, as grants were made in December 2014 at the time of completion of our IPO. In 2016, we will resume making annual equity grants to our executive officers.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth the outstanding equity awards held by our named executive officers on December 31, 2015.
Outstanding Equity Awards at Fiscal Year-End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
J. Adam Abram	12/12/2014(1)	87,199	174,398	21.00	12/11/2021	—	—
	12/17/2014(1)	—	—	—	—	158,730	5,323,804
Robert P. Myron	3/2/2011(2)	200,000	—	14.96	3/2/2018	—	—
	10/1/2012(3)	112,500	37,500	15.65	10/1/2019	—	—
	12/12/2014(1)	43,600	87,199	21.00	12/11/2021	—	—
	12/17/2014(4)	—	—	—	—	38,096	1,277,740
Richard Schmitzer	3/2/2011(3)	100,000	—	14.96	3/2/2018	—	—
	10/1/2012(3)	37,500	12,500	15.65	10/1/2019	—	—
	12/12/2014(1)	32,699	65,400	21.00	12/11/2021	—	—
	12/17/2014(4)	—	—	—	—	19,048	638,870
Gregg T. Davis	10/1/2012(3)	18,750	6,250	15.65	10/1/2019	—	—
	12/12/2014(1)	18,529	37,060	21.00	12/11/2021	—	—
	12/17/2014(4)	—	—	—	—	19,048	638,870

(1)
Vesting occurs in three equal annual installments which commenced on the first anniversary of the grant date.

(2)
25% of the options represented by this award vested immediately upon grant, with the remainder vesting in three equal increments on each of the first three anniversaries of the grant date.

(3)
Vesting occurs in four equal annual installments commencing on the first anniversary of the grant date.

(4)
Vesting will occur in in five equal annual installments commencing on the first anniversary of the grant date.

(5)
Market value is calculated as the number of common shares indicated multiplied by $33.54, which was the closing price of the Company’s common shares on December 31, 2015 as reported by the NASDAQ Stock Market.

Equity Incentive Plans
2009 Plan
Prior to our IPO, our only equity plan was the 2009 Plan. In connection with our IPO, the 2009 Plan was modified to, among other things, provide that (i) no new equity awards would be made under the 2009 Plan, and (ii) a special bonus would be awarded under the 2009 Plan. For additional information regarding the 2009 Plan and the special bonus, see (see “— Bonuses — 2014 Special Bonus”).
James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan
All full-time and part-time employees (including officers and directors who are employees), and consultants and advisors (except with respect to grants of incentive share options), of the Company and its affiliates are eligible to participate in the 2014 Long-Term Incentive Plan (the “2014 LTIP”), which became effective in December 2014. The purpose of the 2014 LTIP is to (1) enable the Company and its affiliates to attract and retain individuals who will contribute to the Company’s long-range success, (2) motivate key personnel to produce a superior return to the shareholders of the Company and its affiliates by offering such individuals an opportunity to realize share appreciation, by facilitating share ownership, and by rewarding them for achieving a high level of corporate performance and (3) promote the success of the Company’s business. The 2014 LTIP permits awards of incentive and non-qualified share options, share appreciation rights, performance shares, restricted shares, restricted share units and other awards. The Board of Directors, upon the recommendation of the Compensation Committee, determines the recipients, amounts and terms of equity awards under the 2014 LTIP Plan. The Compensation Committee is otherwise responsible for the administration of the 2014 LTIP.
Unless otherwise provided in an award agreement, in the event of a “change in control” (as defined below), a participant that is terminated without “cause” or resigns for “good reason” within 12 months of the change in control transaction will have (1) all options or share appreciation rights held by such person become immediately exercisable if not then fully exercisable, (2) the period of restriction on all restricted shares, restricted share units and any other award expire and such awards vest immediately and (3) any other vesting criteria or performance goals deemed achieved at 100% target levels, in each case as of the date of termination of the participant’s employment. Additionally, in the event of a change in control, the Compensation Committee may, to the extent the Compensation Committee determines it is permitted under Section 409A of the Code, cancel any outstanding award and pay to the holders thereof the value of the award, in cash or common shares, based upon the price per common share to be received by other shareholders of the Company, or provide for the assumption of or issuance of substitute awards.
A “change in control” is generally defined as (1) the purchase or other acquisition by any person or entity of beneficial ownership of 50% or more of either the then outstanding common shares of the Company or the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (2) the consummation of a merger, consolidation or other transformative transaction involving the Company such that persons who were the shareholders of the Company immediately prior to such change in control transaction do not immediately thereafter own 50% of the outstanding common shares or voting securities or (3) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

Equity Compensation Plan Information
The following table summarizes information about the Company’s equity compensation plans as of December 31, 2015.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:
2014 LTIP(1)	1,229,257	$21.04	1,843,481
Director Plan	—	—	42,860
2009 Plan	1,063,750	15.37	—
Equity compensation plans not approved by stockholders	—	—	—
Total	2,293,007	$18.11	1,886,341

(1)
Includes 234,922 RSUs.

(2)
RSUs are not taken into account in the computation of the weighted-average exercise price since they do not have an exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us if the amount involved exceeds $120,000 (a “Related Party Transaction”) without the consent of our Audit Committee. Any request for us to enter into a Related Party Transaction is required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such transaction before we enter into it. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover Related Party Transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Related Party Transactions
Registration Rights Agreement
We are party to a registration rights agreement with the D. E. Shaw Affiliates, J. Adam Abram, our Chief Executive Officer and Chairman, Gregg Davis, our Chief Financial Officer, Michael Oakes, a member of our Board of Directors, and each of the other holders of our outstanding common shares prior to our IPO (collectively, the “Pre-IPO Investors”). The registration rights agreement provides the Pre-IPO Investors with certain rights for the registration of their common shares, a summary of which follows.
Demand Registration
Pursuant to the registration rights agreement, the D. E. Shaw Affiliates may request that the Company register some or all of their securities under the Securities Act (a “Demand Registration”) once in any 12 month consecutive period. Promptly after receiving a registration demand, we will give written notice of such request to all other Pre-IPO Investors and will use commercially reasonable efforts to register all securities requested to be registered in accordance with the provisions of the registration rights agreement. Notwithstanding the foregoing, unless agreed by our Board of Directors, the Company will not be required to register securities for any Investor requesting registration unless (1) the proceeds expected to be received upon the sale of the shares being registered equals or exceeds $100 million and (2) at least six months have passed since the effective date of another registration statement that was filed pursuant to a Demand Registration.
Short-Form Registration
Pursuant to the Registration Rights Agreement, we agreed to use commercially reasonable efforts to qualify for registration on Form S-3, or if the company qualifies as a well-known seasoned issuer, Form S-3ASR (a “Short-Form Registration”), and if requested by a D. E. Shaw Affiliate, and available to us, the Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the unregistered securities of those holders requesting registration. A D. E. Shaw Affiliate may request at any time an unlimited number of Short-Form Registrations, which registrations will not count against the limits on Demand Registrations, provided that we shall not be required to register securities for any such Investor unless (1) the value of the securities to be included in the registration statement is at least $100 million (except in the case of a Short-Form Registration relating to Form S-3ASR with respect to which we rely on the “pay-as-you-go” option) and (2) at least 90 days have passed since the effective date of another registration statement that was filed pursuant to a Demand Registration. Promptly after receiving a request for a Short-Form Registration, we will give written notice of such request to all other Pre-IPO Investors and will use commercially reasonable efforts to register all securities requested to be registered in accordance with the provisions of the registration rights agreement.

At any time that a shelf registration statement covering registrable securities is effective, any of the D. E. Shaw Affiliates may deliver a take-down notice stating that such shareholder intends to effect an offering of all or part of the securities included on the shelf registration statement. Any number of take-down notices may be made by the D. E. Shaw Affiliates, collectively, with respect to take-down offerings that are not underwritten. The D. E. Shaw Affiliates, collectively, are entitled to an aggregate of two take-down notices in any consecutive 12-month period with respect to underwritten take-down offerings. No take-down notice may be delivered within 30 days after the effective date of any registration statement filed pursuant to the registration rights agreement, other than a Form S-3ASR. Promptly after receiving a take-down notice, we will give written notice of such request to all other Pre-IPO Investors and will use commercially reasonable efforts to register all securities requested to be included in the offering in accordance with the provisions of the registration rights agreement. We will not be required to undertake an underwritten offering unless the proceeds from the securities to be sold in such offering is expected to equal or exceed the greater of   (1) $25 million or (2) 10% of the market value of the public float of the Company (determined in accordance with Rule 405 under the Securities Act).
Selection of Underwriters
If the requesting holders in a Demand Registration intend that an offering covered by their registration request be an underwritten offering, then the managing underwriter to administer the offering shall generally be selected by holders of a majority of the registrable securities covered by such request, subject to our prior written consent, which is not to be unreasonably withheld or delayed.
Piggyback Rights
Whenever we propose to register any of our securities under the Securities Act, other than a registration described in the preceding paragraphs, and excluding specified other types of registrations (including registrations of securities for employee benefit plans or in connection with a business acquisition), we will give prompt written notice to all Pre-IPO Investors of our intention to effect such a registration and, subject to exception, our Pre-IPO Investors may notify us that they wish to register securities held by them in the registration statement to be filed.
Indemnification, Expenses and Underwriting
We will indemnify the Pre-IPO Investors and their affiliates for certain liabilities that may arise under the Securities Act.
To the extent permitted by applicable law we will pay all expenses incurred in connection with a Demand Registration, Short-Form Registration or Piggyback Registration, including, the cost of one U.S. counsel, but excluding underwriting discounts, selling commissions and transfer taxes applicable to the sale of shares in the offering.
Shelf Registration Statement
On January 7, 2016, we filed a shelf registration statement to register under the Securities Act certain securities of the Company that we may elect to issue and sell from time to time. The registration statement also registered all 14,047,238 common shares owned by the D. E. Shaw Affiliates under the Securities Act. Such shares may be sold by the D. E. Shaw Affiliates from time to time.
Certain Provisions of our Bye-laws
Certain Rights and Restrictions Applicable to the D. E. Shaw Affiliates
Our bye-laws provide certain rights to our largest affiliated shareholders, the D. E. Shaw Affiliates (who own 48.5% of our outstanding common shares in the aggregate as of March 17, 2016). Among the rights granted to the D. E. Shaw Affiliates are:
•
until the earlier of  (1) the D. E. Shaw Affiliates collectively beneficially continuously ceasing to own at least 20% of our outstanding common shares, or (2) until December 17, 2017, the approval of a director appointed by the D. E. Shaw Affiliates will be required for:

•
us to sell all or substantially all of our assets, merge, consolidate or enter into another similar business combination transaction, subject to certain limited exceptions involving, among other things, related party transactions; and

•
the appointment, removal, termination or replacement of our Chairman of the Board, Chief Executive Officer, Chief Operating Officer or our Chief Financial Officer other than for cause;

•
so long as the D. E. Shaw Affiliates continue to collectively continuously beneficially own at least 20% of our outstanding common shares, no amendment to our organizational document which would have a material adverse effect on the D. E. Shaw Affiliates may be made without their consent.

Further, the D. E. Shaw Affiliates are exempt under our bye-laws from our ability, in our sole discretion, to repurchase all or part of the common shares of any person holding in excess of 9.5% of the total voting power of our common shares if our Board determines that such ownership may result in adverse tax consequences or materially adverse legal or regulatory treatment of ourselves, our shareholders or any other person.
The D. E. Shaw Affiliates also have certain rights to designate directors and are restricted from voting in the election for certain directors. See “Board of Directors and Corporate Governance — Director Designation and Voting Arrangements” for additional information regarding these rights and restrictions.
Corporate Opportunities
Our bye-laws provide that, except for persons that are officers, managers or employees of the Company, and directors who are officers, managers or employees of the Company, no shareholder nor any of its affiliates, or any of its or their respective directors, officers, employees, agents, general or limited partners, managers, members, or shareholders, in any case whether or not one of our directors, will have any duty to communicate or present any investment or business opportunity or prospective transaction, agreement, arrangement, or other economic advantage to us. In addition, to the fullest extent permitted by law, such persons may engage in businesses competitive with ours. In our bye-laws, we explicitly renounce any interest of the Company in such opportunities and any expectation that such opportunities will be offered to us.
Indemnification Agreements with the D. E. Shaw Affiliates and Certain Former Investors
We entered into an indemnification agreement effective December 2007 with each of  (1) the D. E. Shaw Affiliates and (2) certain former investors (the “Indemnification Agreements”). Pursuant to the terms of the Indemnification Agreements, we have agreed to indemnify each of the above investors and their respective affiliates, members and shareholders (collectively, the “Indemnitees”) from:
1.
all claims, obligations, liabilities and actions arising under the securities laws as a result of, among other things, (a) our acquisition of James River Group (our predecessor) in December 2007 and related transactions, (b) any offering of securities and (c) regulatory filings, including periodic filings with the SEC; and

2.
to the fullest extent permitted by applicable law, (a) an Indemnitee’s service as a director or officer of the Company or service at its request in another capacity, (b) any breach or alleged breach by an Indemnitee of his or her fiduciary duty as a shareholder, director or an officer of the Company or (c) any payment by the relevant investor or indemnified person with respect to liabilities arising under clauses (a) and (b), except where a court of competent jurisdiction has rendered a final determination that the liabilities were incurred by reason of such Indemnities fraud or willful misconduct.

Director and Officer Indemnification Agreements
We are parties to indemnification agreements with our officers and directors. Pursuant to these agreements, we will indemnify our directors and executive officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any person indemnified under the agreement in actions or proceedings, including actions by us or in our right, arising out of such person’s services as our director or executive officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our request.
Investments with Affiliates of the D. E. Shaw Affiliates
Our directors, Bryan Martin and David Zwillinger, are Managing Directors of D. E. Shaw & Co., L.P., the investment advisor of, and an affiliate of, the D. E. Shaw Affiliates. The D. E. Shaw Affiliates are collectively our largest shareholders, owning approximately 48.5% of our outstanding shares in the aggregate. We have made several investments in and loans to investment vehicles and entities affiliated with the D. E. Shaw Affiliates, which are set forth below. Such investment vehicles and other entities may pay management, performance fees or both to D. E. Shaw & Co., L.P. Additionally, Messrs. Martin and Zwillinger are investors and also have an economic interest in the performance of several of the below entities.
1.
In 2011, we made a $10.0 million investment in bonds due 2018 issued by First Wind Capital, LLC, a Delaware limited liability company (“First Wind Capital”) engaging in wind energy projects, and subsequently purchased an additional $1.9 million in bonds in 2014. First Wind Capital is a subsidiary of First Wind Holdings, LLC (“First Wind Holdco”). Until January 29, 2015, an affiliate of the D. E. Shaw Affiliates had a substantial investment in First Wind Holdco. Messrs. Martin and Zwillinger are former members of the board of managers of First Wind Holdco. These bonds were called for redemption in 2015.

2.
In 2012, we made an investment of  $10.0 million in DESRI II, L.L.C., a Delaware limited liability company (“DESRI II”), engaging in solar energy projects. In 2015, DESRI II returned $1.0 million of capital to us.

3.
In 2013, we made an investment of  $4.8 million in DESRI IV, L.L.C., a Delaware limited liability company, which was formed to acquire a company that owns and operates a wind energy project.

4.
In 2013, we made an initial investment of  $5.2 million in DESRI V, L.L.C., a Delaware limited liability company (“DESRI V”), engaging in solar energy projects. In 2014, we invested an additional $2.8 million in DESRI V.

5.
In 2013, we purchased a note for $5.0 million due in 2020 issued by Northeast Wind Capital II, LLC, a Delaware limited liability company and a subsidiary of First Wind Holdco. The note was repaid in full in 2015.

6.
In 2014, we made an investment of  $2.0 million in DESRI VI, L.L.C., a Delaware limited liability company that invests in alternative solar energy projects.

7.
In 2014, we entered into a bridge loan agreement with a third-party and DESRI Springbok Financing, L.L.C., a Delaware limited liability company (“DESRI Springbok”), pursuant to which the third-party and ourselves committed to loan DESRI Springbok $12.0 million in the aggregate. Of this amount, our total loan commitment of   $1.0 million was fully funded as of January 28, 2015.

8.
In 2015, we loaned an aggregate of   $20.0 million to First Wind Holdco as part of a $65.0 credit facility involving an additional third party lender. The loan was repaid in 2015.

9.
In 2015, we made a bridge loan of  $6.5 million to Northstar Solar PV LLC, a Delaware limited liability company.

We may consider making additional investments with affiliates of the D. E. Shaw Affiliates from time to time.
Additional Transactions
We lease airplanes from an unrelated third-party aircraft management company. Among the planes that the management company leases to us is an airplane owned by Standiford Bluffs, LLC (“Standiford”), a limited liability company wholly-owned by Mr. Abram. Total fees paid by us to the third-party aircraft management company in 2015 that were attributable to aircraft owned by Standiford were approximately $211,000.

We are parties to a consulting agreement with Conifer Group, Inc., a corporation wholly-owned by Mr. Oakes. Pursuant to the consulting agreement, Mr. Oakes will, upon our request, advise the Company with respect to investments, mergers and acquisitions, financings and other strategic matters relating to and involving the Company. For these services, we pay Conifer Group, Inc. $150,000 per year.
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The below table sets forth information as of March 17, 2016 regarding the beneficial ownership of our common shares by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors and nominees for election as directors at the Annual Meeting, (3) each of our executive officers named in the Summary Compensation Table appearing in the “Executive Compensation” section of this proxy statement and (4) all of our directors, nominees and executive officers as a group.
The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of options held by that person that are immediately exercisable or exercisable within 60 days of March 17, 2016. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities.
The D. E. Shaw Affiliates have granted irrevocable proxies to vote 1,875,780 common shares owned by them in the aggregate, as of March 17, 2016, representing approximately 6.5% of our outstanding common shares. As a result of granting such proxies, the D. E. Shaw Affiliates only have the right to vote 42% of the total number of common shares outstanding in the aggregate. Proxies were granted by the D. E. Shaw Affiliates to each of Messrs. Abram, Davis, Myron and Oakes. Copies of the proxies are on file with the Company. The number of common shares of the D. E. Shaw Affiliates that each of the aforementioned persons has the power to vote pursuant to the irrevocable proxies, as well as the aggregate number of common shares subject to the proxies, is determined based upon a formula set forth in the proxies. As of March 17, 2016, each of Messrs. Abram, Myron, Oakes and Davis has the power to vote 468,945 common shares owned by the D. E. Shaw Affiliates. Pursuant to the terms of the proxies, each of the proxies will automatically terminate upon the D. E. Shaw Affiliates ceasing to own, in the aggregate, in excess of 42% of the voting power of our outstanding voting securities.

As of March 17, 2016, there were a total of 28,979,663 common shares issued and outstanding.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
5% or more Shareholders:
D. E. Shaw Affiliates	14,047,238(1)	48.5%
FMR LLC	2,571,990(2)	8.9%
Wellington Management Group LLP and its affiliates	1,962,867(3)	6.8%
Directors, Nominees and Executive Officers:(4)
J. Adam Abram	1,122,982(5)	3.9%
Robert P. Myron	878,299(6)	3.0%
Bryan Martin	14,048,428(7)	48.5%
Jerry R. Masters	18,190	*
Michael T. Oakes	519,985(8)	1.8%
R.J. Pelosky, Jr.	2,140	*
Thomas R. Sandler	2,190	*
David Zwillinger	14,048,428(9)	48.5%
Gregg T. Davis	584,104(10)	2.0%
Richard Schmitzer	221,175(11)	*
Janet Cowell	—	*
Ollie L. Sherman, Jr.	—	*
All directors, nominees and executive officers as a group (14 persons)	3,521,208(12)	12.2%

*
Represents beneficial ownership of less than 1%.

(1)
Includes 2,444,231 common shares held directly by D. E. Shaw CF-SP Franklin, L.L.C.; 6,920,594 common shares held directly by D. E. Shaw CH-SP Franklin, L.L.C. and 4,682,413 common shares held directly by D. E. Shaw Oculus Portfolios, L.L.C. (collectively, such shares, the “Subject Shares”). Each of the D. E. Shaw Affiliates has the power to dispose of the Subject Shares directly owned by it. The D. E. Shaw Affiliates retain voting power over 12,171,458 common shares in the aggregate (the “Voting Shares”). The D. E. Shaw Affiliates have granted irrevocable voting proxies to each of J. Adam Abram, our Chairman and Chief Executive Officer, Robert Myron, our President and Chief Operating Officer, Michael Oakes, a director, and Gregg Davis, our Chief Financial Officer, with respect to 468,945 common shares each, as of March 17, 2016. The number of common shares of the D. E. Shaw Affiliates that each of the aforementioned persons has the power to vote pursuant to the irrevocable proxies, as well as the aggregate number of common shares subject to the proxies, is determined based upon a formula set forth in the proxies. Pursuant to the terms of the proxies, each of the proxies will automatically terminate upon the D. E. Shaw Affiliates ceasing to own, in the aggregate, in excess of 42% of the voting power of our outstanding voting securities.

D. E. Shaw & Co., L.L.C. (“DESCO LLC”), as the manager of each of the D. E. Shaw Affiliates, may be deemed to have the shared power to vote or direct the vote of the Voting Shares, and the shared power to dispose or direct the disposition of the Subject Shares. D. E. Shaw & Co. II, Inc. (“DESCO II Inc.”), as the managing member of DESCO LLC, may also be deemed to have the shared power to vote or direct the vote of the Voting Shares, and the shared power to dispose or direct the disposition of the Subject Shares. D. E. Shaw & Co., L.P. (“DESCO LP”), as the investment adviser of each of the D. E. Shaw Affiliates, may be deemed to have the shared power to vote or direct the vote of the Voting Shares, and the shared power to dispose or direct the disposition of the Subject Shares. As general partner of DESCO LP, D. E. Shaw & Co., Inc. (“DESCO Inc.”) may be deemed to have the shared power to vote or to direct the vote of the Voting Shares and the shared power to dispose or direct the disposition of the Subject Shares. Anne Dinning, Julius Gaudio, Maximilian Stone, and Eric Wepsic, or their designees, exercise voting control over the Voting Shares and investment control over the Subject Shares on DESCO LP’s and DESCO LLC’s behalf. None of DESCO LLC, DESCO II Inc., DESCO LP, or DESCO Inc. owns any common shares directly, and each such entity disclaims beneficial ownership of the Subject Shares, except to the extent of any pecuniary interest therein. David E. Shaw does not own any common shares directly. By virtue of David E. Shaw’s position as President and sole shareholder of DESCO Inc., which is the general partner of DESCO LP, and by virtue of David E. Shaw’s position as President and sole shareholder of DESCO II Inc., which is the managing member of DESCO LLC, David E. Shaw may be deemed to have the shared power to vote or direct the vote of the Voting Shares and the shared power to dispose or direct the disposition of the Subject Shares. David E. Shaw disclaims beneficial ownership of the Subject Shares except to the extent of any pecuniary interest therein. Bryan Martin and David Zwillinger, directors of the Company, are each officers of DESCO LP and thus may be deemed to have the shared power to vote or to direct the vote of the Voting Shares and the shared power to dispose or direct the disposition of the Subject Shares. Bryan Martin and David Zwillinger disclaim beneficial ownership of the Subject Shares, except to the extent of each such person’s pecuniary interest therein. This information was provided to us by the D. E. Shaw Affiliates. The address of the D. E. Shaw Affiliates is 1166 Avenue of the Americas, Sixth Floor, New York, New York 10036.
(2)
Information is based on a Schedule 13G filed with the SEC on February 12, 2016 by FMR LLC. FMR LLC reported sole voting power over 357,170 common shares and sole dispositive power over 2,571,990 common shares. The common shares are owned of record by FMR LLC, certain of its subsidiaries and affiliates, and other companies. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)
Information is based on a Schedule 13G/A filed with the SEC on February 11, 2016 by each of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Company LLP reported shared voting power over 1,436,586 common shares and shared dispositive power over 1,803,686 common shares. The three remaining reporting persons reported shared voting power over 1,481,202 common shares and shared dispositive power over 1,962,867 common shares. The common shares are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. Wellington Management Group LLP’s address is 280 Congress Street, Boston, MA 02210.

(4)
The address of each director, nominee and executive officer listed is c/o James River Group Holdings, Ltd., P.O. Box 1502, Hamilton HM FX, Bermuda.

(5)
Mr. Abram has dispositive power over 566,838 common shares beneficially owned by him and voting power over 1,035,783 common shares beneficially owned by him. Mr. Abram has voting power over 468,945 common shares pursuant to an irrevocable proxy granted by the D. E. Shaw Affiliates. The reported amount also includes 87,199 common shares issuable upon the exercise of vested options or options vesting within 60 days of March 17, 2016.

(6)
Mr. Myron has dispositive power over 53,254 common shares beneficially owned by him and voting power over 522,199 common shares beneficially owned by him. Mr. Myron has voting power over 468,945 common shares pursuant to an irrevocable proxy granted by the D. E. Shaw Affiliates. The reported amount also includes 356,100 common shares issuable upon the exercise of vested options or options vesting within 60 days of March 17, 2016.

(7)
Consists of 1,190 common shares owned directly by Mr. Martin, and 14,047,238 common shares beneficially owned by the D. E. Shaw Affiliates. See footnote 1 above. Mr. Martin is a Managing Director of D. E. Shaw & Co., L.P. and may be deemed to be the beneficial owner of shares beneficially owned by the D. E. Shaw Affiliates, but disclaims such beneficial ownership (except as to any pecuniary interest therein) pursuant to rules under the Exchange Act.

(8)
Mr. Oakes has dispositive power over 51,040 common shares beneficially owned by him and voting power over 519,985 common shares beneficially owned by him. Mr. Oakes has voting power over 468,945 common shares pursuant to an irrevocable proxy granted by the D. E. Shaw Affiliates.

(9)
Consists of 1,190 common shares owned directly by Mr. Zwillinger, and 14,047,238 common shares beneficially owned by the D. E. Shaw Affiliates. See footnote 1 above. Mr. Zwillinger is a Managing Director of D. E. Shaw & Co., L.P. and may be deemed to be the beneficial owner of shares beneficially owned by the D. E. Shaw Affiliates, but disclaims such beneficial ownership (except as to any pecuniary interest therein) pursuant to rules under the Exchange Act.

(10)
Mr. Davis has dispositive power over 77,880 common shares beneficially owned by him and voting power over 546,825 common shares beneficially owned by him. Mr. Davis has voting power over 468,945 common shares pursuant to an irrevocable proxy granted by the D. E. Shaw Affiliates. The reported amount also includes 37,279 common shares issuable upon the exercise of vested options or options vesting within 60 days of March 17, 2016.

(11)
Mr. Schmitzer has sole dispositive and voting power over 50,975 common shares beneficially owned by him. The reported amount also includes 170,200 common shares issuable upon the exercise of vested options or options vesting within 60 days of March 17, 2016.

(12)
Excludes shares held by the D. E. Shaw Affiliates that may be deemed to be beneficially owned by Messrs. Martin and Zwillinger, each of whom disclaims beneficial ownership of such shares, except to the extent of each such person’s pecuniary interest therein, but includes an aggregate of   (a) 1,875,780 common shares owned by the D. E. Shaw Affiliates that Messrs. Abram, Davis, Myron and Oakes have voting power over pursuant to irrevocable proxies, and (b) 808,041 common shares issuable upon the exercise of vested options or options vesting within 60 days of March 17, 2016.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, shareholders will elect three individuals to serve as Class II directors and hold office until our 2019 annual general meeting of shareholders.
Nominees were recommended and approved for nomination by the Nominating and Corporate Governance Committee of our Board of Directors. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the three nominees recommended by our Board of Directors unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates.
If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our Board of Directors may reduce the number of directors. Our Board of Directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
Each of Jerry R. Masters, Janet Cowell and Ollie L. Sherman, Jr. have been nominated to stand for election at the Annual Meeting to hold office as a Class II director until the 2019 annual general meeting of shareholders or until his or her successor is duly elected and qualified.
We did not pay a fee to any third party to identify or evaluate any of the potential nominees. Please see the discussion under “Board of Directors and Corporate Governance” in this proxy statement for information concerning each of our nominees for director.
Required Vote and Recommendation
Each director will be elected by a plurality of the votes cast in the election of directors at the Annual Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of  “FOR” votes cast will be elected as directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2
TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2017, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
Upon the recommendation of our Audit Committee, our Board of Directors proposes that our shareholders approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting of shareholders to be held in 2017. A representative of Ernst & Young LLP is expected to be present at the annual meeting to make any statement he or she may desire and to respond to appropriate questions from shareholders.
Our Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP, as well as the fees charged by Ernst & Young LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence.
Required Vote and Recommendation
The approval of the appointment of Ernst & Young LLP as our independent auditor requires the affirmative vote of a majority of the votes cast on the matter. If our shareholders do not vote to approve the appointment of Ernst & Young LLP as our independent auditor, our Audit Committee will reconsider such appointment. Even if our shareholders do vote to approve the appointment of Ernst & Young LLP, our Audit Committee retains the discretion to reconsider its appointment as our independent auditor if the Audit Committee believes it necessary to do so in the best interest of us and our shareholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR TO SERVE FOR THE YEAR ENDED DECEMBER 31, 2016 AND UNTIL THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND TO AUTHORIZE THE BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services rendered to us or on our behalf by Ernst & Young LLP for the years ended December 31, 2015 and 2014 are as follows:
	2015	2014
Audit Fees	$1,530,135	$1,076,000
Audit-Related Fees	—	1,575,298
Tax Fees	199,079	69,950
All Other Fees	1,995	1,785
Total Fees	$1,731,209	$2,723,033

Audit Fees.   Audit fees consist of fees billed in connection with the Company’s annual financial statement audits and statutory audits and review of our Annual Report and quarterly financial statements.
Audit-Related Fees.    Audit-related fees include fees for services for our IPO in 2014.
Tax Fees.    Tax fees primarily relate to tax advisory services for formation of James River Group Holdings UK Ltd. in 2015 and transfer pricing services in 2014.
All Other Fees.   All other fees include software licensing fees.
The Audit Committee has concluded that the provision of the aforementioned services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Pre-Approval of Services
The Audit Committee has a policy requiring it to pre-approve all audit and non-audit services performed by the Company’s independent auditor. The Committee may delegate pre-approval authority to the chairman of the Audit Committee, or his designee. When pre-approving all services by the independent auditor, the Committee will consider whether the provision of such services is consistent with maintaining the independent auditor’s independence.
During our 2015 and 2014 fiscal years, all audit, audit-related, tax fees and other fees for which Ernst & Young LLP were pre-approved by the Audit Committee in compliance with applicable SEC requirements.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2015 with the management of the Company and the Company’s independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP the independence of such independent registered public accounting firm. The Audit Committee also has considered whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.
Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2015 for filing with the SEC.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.
Audit Committee
Jerry R. Masters, Chairman
R.J. Pelosky, Jr.
Thomas R. Sandler

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of Exchange Act requires our officers, members of our Board of Directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms furnished to us, our officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except that each of Messrs. Abram, Myron, Davis and Schmitzer were late filing one Form 4 report pertaining to one transaction.
Other Business at the Annual Meeting
The Board of Directors does not intend to present any other matter at the Annual Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.
Our financial statements for the year ended December 31, 2015 and the auditors’ report thereon will be formally presented at the Annual Meeting, but no shareholder action is required thereon.
Shareholder Proposals and Director Nominations for the 2017 Annual General Meeting of Shareholders
To submit shareholder proposals for the 2017 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to Exchange Act Rule 14a-8, materials must be received by us no later than December 7, 2016.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Secretary at James River Group Holdings, Ltd., c/o Codan Services Limited, Clarendon House, P.O. Box 1022, Hamilton HM 12, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in the proxy statement.
The Company’s bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s secretary a written notice of the shareholder’s intention to do so, which notice must include the information required by our bye-laws. To be timely, the shareholder’s notice must be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided that if the date of the annual general meeting is advanced more than 25 days prior to such anniversary date or delayed more than 25 days after such anniversary date then to be timely such notice must be received by the Secretary no earlier than 120 days prior to such annual general meeting and no later than the later of 70 days prior to the date of the general meeting or the close of business on the 10th day following the earlier of the date on which notice of the general meeting was posted to shareholders or the date on which public announcement of the date of the general meeting was first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
For the 2017 annual general meeting of shareholders, the Company anticipates that any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s bye-laws (and not pursuant to Exchange Act Rule 14a-8) must be received no earlier than January 3, 2017 and no later than February 2, 2017. All Director nominations and shareholder proposals must comply with the requirements of the Company’s bye-laws, a copy of which may be obtained at no cost from the Secretary of the Company.

JAMES RIVER GROUP HOLDINGS, LTD.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please allow sufficient time for your proxy card to be received prior to the date of the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07228-P76727

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JAMES RIVER GROUP HOLDINGS, LTD.

The Board of Directors recommends you vote FOR all nominees and FOR Proposal 2.

1. To elect three Class II directors to our Board to hold office until the Annual General Meeting of Shareholders to be held in 2019.

Nominees:	**For**	**Withhold**
1a. Jerry R. Masters	☐	☐
1b. Janet Cowell	☐	☐
1c. Ollie L. Sherman, Jr.	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote on any other matters that may properly come before the meeting or any adjournments or postponements thereof.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.

E07229-P76727

James River Group Holdings, Ltd.
Proxy for Annual General Meeting of Shareholders on May 3, 2016
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. Adam Abram, Robert P. Myron and Gregg T. Davis, and each of them, with full power of substitution and the power to act alone, as proxies to vote all of the common shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of James River Group Holdings, Ltd. (the "Company") to be held on May 3, 2016 at the Company's executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda at 9:00 a.m., Atlantic Standard Time, or at any postponement or adjournment thereof.

The common shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the common shares will be voted "for" all nominees and "for" Proposal 2 and in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of the Notice of the Annual General Meeting of Shareholders and the Company's proxy statement pertaining thereto.

Continued and to be signed on reverse side